SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report:     February 23, 2001
      (Date of Earliest Event Reported: February 22, 2001)

                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)


      DELAWARE              1-14365           76-0568816
   (State or other      (Commission File   (I.R.S. Employer
    jurisdiction            Number)         Identification
  of incorporation)                            Number)

                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
      (Address of principal executive offices)  (Zip Code)

                         (713)  420-2131
      (Registrant's telephone number, including area code)

                               N/A
  (Former name or former address, if changed since last report)

Item 5.   Other Events.

      El Paso is filing herewith its press releases issued in accordance with Rule 135(c) of the Securities Act of 1933, relating to its announced plan of a private offering of zero coupon convertible debentures, convertible into El Paso common stock.

Item 7.   Financial Statements and Exhibits.

     (a)  No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press release issued on February 22, 2001.
          99.2 Press release issued on February 23, 2001.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:  /s/ Jeffrey I. Beason
                                 -----------------------------
                                     Jeffrey I. Beason
                                   Senior  Vice President
                                     and  Controller
                                 (Chief Accounting Officer)
Dated:  February 23, 2001

                          EXHIBIT INDEX

Exhibit
 No.     Description
-------  ------------

99.1     Press Release issued on February 22, 2001
99.2     Press Release issued on February 23, 2001